EXHIBIT 20.1
                        MONTHLY SERVICER'S CERTIFICATE

            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                 --------------------------------------------


                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                 --------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on December 15, 1999 and covers activity from October 25, 1999 through November 24, 1999.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13th day of December, 1999.



                         AMERICAN EXPRESS TRAVEL RELATED
                         SERVICES COMPANY, INC., as Servicer

                         By:  /s/ Lawrence Fazzari
                              --------------------------------
                              Name:  Lawrence Fazzari
                              Title: Vice President
                                     Business Results


I.  Monthly Period Trust Activity
----------------------------------------------------------------------------------------------------------------------------------


A. Trust Activity                                    Trust Totals
-----------------                                    ------------
Number of days in period                                       31
Beginning Principal Receivable Balance           9,872,646,429.83
Special Funding Account Balance                              0.00
Beginning Total Principal Balance                9,872,646,429.83

Finance Charge Collections (excluding              139,819,219.00
  Discount Option & Recoveries)
Discount Percentage                                          2.00%
Discount Option Receivables Collections             18,689,570.38
Premium Option Receivables Collections                       0.00
Recoveries                                           8,603,260.00
Total Collections of Finance Charge Receivables    167,112,049.38
Total Collections of Principal Receivables         915,788,948.62
Monthly Payment Rate                                       8.9768%
Defaulted amount                                    52,339,961.22
Annualized Default Rate                                    6.1389%
Trust Portfolio Yield                                     13.6878%
New Principal Receivables                        1,134,174,250.72
Ending Principal Receivables Balance            10,038,691,770.72
Ending Required Minimum Principal Balance        7,490,000,000.00
Ending Transferor Amount                         3,038,691,770.72
Ending Special Funding Account Balance                       0.00
Ending Total Principal Balance                  10,038,691,770.72



B. Series Allocations                               Series 1996-1      Series 1997-1     Series 1998-1     Series 1999-1
---------------------                               -------------      -------------     -------------     -------------

Group Number                                                    1                  1                 2                 1

Invested Amount                                  1,000,000,000.00   1,000,000,000.00  1,000,000,000.00  1,000,000,000.00
Adjusted Invested Amount                         1,000,000,000.00   1,000,000,000.00  1,000,000,000.00  1,000,000,000.00
Principal Funding Account Balance                            0.00               0.00              0.00              0.00
Series Required Transferor Amount                   70,000,000.00      70,000,000.00     70,000,000.00     70,000,000.00
Series Allocation Percentage                                14.29%             14.29%            14.29%            14.29%
Series Alloc. Finance Charge Collections            23,873,149.91      23,873,149.91     23,873,149.91     23,873,149.91
Series Allocable Recoveries                          1,229,037.14       1,229,037.14      1,229,037.14      1,229,037.14
Series Alloc. Principal Collections                130,826,992.66     130,826,992.66    130,826,992.66    130,826,992.66
Series Allocable Defaulted Amount                    7,477,137.32       7,477,137.32      7,477,137.32      7,477,137.32


B. Series Allocations                               Series 1999-2      Series 1999-3     Series 1999-4     Series 1999-5
---------------------                               -------------      -------------     -------------     -------------

Group Number                                                    1                  2                 2                 2
Invested Amount                                    500,000,000.00   1,000,000,000.00    500,000,000.00    500,000,000.00
Adjusted Invested Amount                           500,000,000.00   1,000,000,000.00    500,000,000.00    500,000,000.00
Principal Funding Account Balance                            0.00               0.00              0.00              0.00
Series Required Transferor Amount                   35,000,000.00      70,000,000.00     35,000,000.00     35,000,000.00
Series Allocation Percentage                                 7.14%             14.29%             7.14%             7.14%
Series Alloc. Finance Charge Collections            11,936,574.96      23,873,149.91     11,936,574.96     11,936,574.96
Series Allocable Recoveries                            614,518.57       1,229,037.14        614,518.57        614,518.57
Series Alloc. Principal Collections                 65,413,496.33     130,826,992.66     65,413,496.33     65,413,496.33
Series Allocable Defaulted Amount                    3,738,568.66       7,477,137.32      3,738,568.66      3,738,568.66


B. Series Allocations                               Series 1999-6                                            Trust Total
---------------------                               -------------                                            -----------

Group Number                                                    2
Invested Amount                                    500,000,000.00                                       7,000,000,000.00
Adjusted Invested Amount                           500,000,000.00                                       7,000,000,000.00
Principal Funding Account Balance                            0.00                                                   0.00
Series Required Transferor Amount                   35,000,000.00                                         490,000,000.00
Series Allocation Percentage                                 7.14%                                                   100%
Series Alloc. Finance Charge Collections            11,936,574.96                                         167,112,049.38
Series Allocable Recoveries                            614,518.57                                           8,603,260.00
Series Alloc. Principal Collections                 65,413,496.33                                         915,788,948.62
Series Allocable Defaulted Amount                    3,738,568.66                                          52,339,961.22

                                                                         - 2 -


C. Group Allocations
--------------------


1. Group 1 Allocations                          Series 1996-1      Series 1997-1     Series 1999-1     Series 1999-2   Group 1 Total
----------------------                          -------------      -------------     -------------     -------------   -------------

Investor Finance Charge Collections             16,926,773.44      16,926,773.44     16,926,773.44      8,463,386.72   59,243,707.04

Investor Monthly Interest                        5,611,666.67       5,301,770.83      4,719,791.67      2,492,291.67   18,125,520.83
Investor Default Amount                          5,301,512.78       5,301,512.78      5,301,512.78      2,650,756.39   18,555,294.73
Investor Monthly Fees                            1,666,666.67       1,666,666.67      1,666,666.67        833,333.33    5,833,333.33
Investor Additional Amounts                              0.00                0.00              0.00              0.00           0.00
Total                                           12,579,846.11      12,269,950.28     11,687,971.11      5,976,381.39   42,514,148.90

Reallocated Investor Finance Charge Collections 16,926,773.44      16,926,773.44     16,926,773.44      8,463,386.72   59,243,707.04
Available Excess                                 4,346,927.33       4,656,823.16      5,238,802.33      2,487,005.33   16,729,558.15


2. Group 2 Allocations                          Series 1998-1      Series 1999-3     Series 1999-4     Series 1999-5   Series 1999-6
----------------------                          -------------      -------------     -------------     -------------   -------------

Investor Finance Charge Collections             16,926,773.44      16,926,773.44      8,463,386.72      8,463,386.72    8,463,386.72

Investor Monthly Interest                        4,626,041.67       4,686,208.33      2,354,104.17      2,384,125.00    2,368,708.33
Investor Default Amount                          5,301,512.78       5,301,512.78      2,650,756.39      2,650,756.39    2,650,756.39
Investor Monthly Fees                            1,666,666.67       1,666,666.67        833,333.33        833,333.33      833,333.33
Investor Additional Amounts                              0.00               0.00              0.00              0.00            0.00
Total                                           11,594,221.11      11,654,387.78      5,838,193.89      5,868,214.72    5,852,798.06

Reallocated Investor Finance Charge Collections  16,926,773.44     16,926,773.44      8,463,386.72      8,463,386.72    8,463,386.72
Available Excess                                  5,332,552.33      5,272,385.66      2,625,192.83      2,595,172.00    2,610,588.66


2. Group 2 Allocations                                                                                                 Group 2 Total
----------------------                                                                                                 -------------

Investor Finance Charge Collections                                                                                     9,243,707.04

Investor Monthly Interest                                                                                              16,419,187.50
Investor Default Amount                                                                                                18,555,294.73
Investor Monthly Fees                                                                                                   5,833,333.33
Investor Additional Amounts                                                                                                     0.00
Total                                                                                                                  40,807,815.56

Reallocated Investor Finance Charge Collections                                                                        59,243,707.04
Available Excess                                                                                                       18,435,891.48




D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                          174,685,435.00
61-90 Days Delinquent:                           94,401,554.00
90+ Days Delinquent:                            121,294,934.00
Total 30+ Days Delinquent:                      390,381,923.00



II. Series 1996-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                        Series       Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations        Interest            Interest
----------------------------------                    -----------    ---------------       -----------
Beginning Invested /Transferor Amount            1,410,378,061.40   1,000,000,000.00    410,378,061.40
Beginning Adjusted Invested Amount                            N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                N/A            70.9030%          29.0970%
Principal Allocation Percentage                               N/A            70.9030%          29.0970%
Collections of Finance Chg. Receivables             23,873,149.91      16,926,773.44      6,946,376.47
Collections of Principal Receivables               130,826,992.66      92,760,229.50     38,066,763.16
Defaulted Amount                                     7,477,137.32       5,301,512.78      2,175,624.54

Ending Invested / Transferor Amounts             1,434,098,824.39   1,000,000,000.00    434,098,824.39


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  November 15, 1999 - December 14, 1999              6.8000%            6.9500%           5.8000%
Monthly Interest Due                                 4,901,666.67         347,500.00        362,500.00      5,611,666.67
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   4,901,666.67         347,500.00        362,500.00      5,611,666.67
Investor Default Amount                              4,585,808.55         318,090.77        397,613.46      5,301,512.78
Investor Monthly Fees Due                            1,441,666.67         100,000.00        125,000.00      1,666,666.67
Investor Additional Amounts Due
Total Due                                           10,929,141.89         765,590.77        885,113.46     12,579,846.11

Reallocated Investor Finance Charge Collections                                                            16,926,773.44
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.6878%
Base Rate                                                                                                         8.8553%

                                                                                           Collateral
C. Certificates - Balances and Distributions              Class A            Class B        Interest               Total
--------------------------------------------              -------            -------       ----------              -----

Beginning Certificates Balance                     865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00
Interest Distributions                               4,901,666.67         347,500.00        362,500.00      5,611,666.67
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  4,901,666.67         347,500.00        362,500.00      5,611,666.67
Ending Certificates Balance                        865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.  Total amount of the distribution:                 $             5.67

      2.  Amount of the distribution in
          respect of Class A Monthly Interest:              $             5.67

      3.  Amount of the distribution in respect of
          Class A Outstanding Monthly Interest:             $             0.00

      4.  Amount of the distribution in respect of
          Class A Additional Interest:                      $             0.00

      5.  Amount of the distribution in
          respect of Class A Principal:                     $             0.00


E. Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.  Total amount of Class A Investor Charge-Offs:     $             0.00

      2.  Amount  of  Class  A  Investor  Charge-
          Offs  per  $1,000  original certificate
          principal amount:                                 $             0.00

      3.  Total amount reimbursed in respect of

          Class A Investor Charge-Offs:                     $             0.00

      4.  Amount  reimbursed  in respect of Class
          A Investor  Charge-Offs  per $1,000
          original certificate principal amount:            $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class A Certificates exceeds the Class
          A Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.  The total amount of the distribution:             $             5.79

      2.  Amount of the distribution in
          respect of class B monthly interest:              $             5.79

      3.  Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                         $             0.00

      4.  Amount of the distribution in
          respect of class B additional interest:           $             0.00

     5.   Amount of the distribution in
          respect of class B principal:                     $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.  The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                       $             0.00

      2.  The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                     $             0.00

      3.  The total amount  reimbursed  in respect
          of such  reductions  in the Class B
          Invested Amount:                                  $             0.00

      4.  The  amount set forth in  paragraph  3
          above,  per  $1,000  original certificate
          principal amount:                                 $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class B Certificates  exceeds the Class B
          Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


H. Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.  Total amount distributed to the Collateral
          Interest Holder:                                  $       362,500.00

      2.  Amount distributed in respect of Collateral
          Monthly Interest:                                 $       362,500.00

      3.  Amount distributed in respect of Collateral
          Additional Interest:                              $             0.00

      4.  The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.  The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:        $             0.00

      2.  The total amount  reimbursed  in respect
          of such reductions in the Collateral
          Invested Amount:                                  $             0.00


J. Application of Reallocated Investor Finance Charge Collections.

      1.  Class A Available Funds:                          $    14,641,659.03

          a.   Class A Monthly Interest:                    $     4,901,666.67
          b.   Class A Outstanding Monthly Interest:        $             0.00
          c.   Class A Additional Interest:                 $             0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal
               Collections):                                $     4,585,808.55
          e.   Excess Spread:                               $     5,154,183.81


      2.  Class B Available Funds:                          $     1,015,606.41

          a.   Class B Monthly Interest:                    $       347,500.00
          b.   Class B Outstanding Monthly Interest:        $             0.00
          c.   Class B Additional Interest:                 $             0.00
          d.   Excess Spread:                               $       668,106.41

      3.  Collateral Available Funds:                       $     1,269,508.01

          a.   Excess Spread:                               $     1,269,508.01

      4.  Total Excess Spread:                              $     7,091,798.22


K. Reallocated Principal Collections.

      1.  Principal Allocation Percentage:                            70.9030%

      2.  Series 1996-1 Allocable Principal
          Collections:                                      $   130,826,992.66

      3.  Principal Allocation Percentage of
          Series 1996-1 Allocable Principal
          Collections:                                      $    92,760,229.50

      4.  Reallocated Principal Collections
          Required to fund the Required Amount:             $             0.00

      5.  Item 3 minus item 4:                              $    92,760,229.50

      6.  Shared Principal Collections from other
          Series allocated to Series 1996-1:                              N/A

      7.  Other amounts Treated as Available Principal
          Collections:                                      $     5,301,512.78

      8.  Available Principal Collections
          (total of 5., 6. & 7.):                           $    98,061,742.28

L. Application of Available Principal Collections during Revolving Period.

      1.  Collateral Invested Amount                        $    75,000,000.00

      2.  Required Collateral Invested Amount               $    75,000,000.00

      3.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:         $             0.00

      4.  Treated as Shared Principal Collections:          $    98,061,742.28


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.  Principal Funding Account:                                       N/A

      2.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

      3.  Principal Distribution:                                          N/A

      4.  Treated as Shared Principal Collections:                         N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1996-1

      1.  Excess Spread:                                    $     7,091,798.22

      2.  Excess Finance Charge Collections:                $             0.00
      3.  Applied to fund Class A Required Amount:          $             0.00
      4.  Class A Investor Charge-Offs treated
          as Available Principal Collections:               $             0.00
      5.  Applied to fund Class B overdue Interest:         $             0.00
      6.  Applied to fund Class B Required Amount:          $       318,090.77
      7.  Reduction of Class B Invested Amount
          treated as Available Principal Collections:       $             0.00
      8.  Applied to Collateral Monthly Interest:           $       362,500.00
      9.  Applied to unpaid Monthly Servicing Fee:          $     1,666,666.67
      10. Collateral Default Amount treated as
          Available Principal Collections:                  $       397,613.46
      11. Reduction of Collateral Invested Amount
          treated as Available Principal Collections:       $             0.00
      12. Deposited to Reserve Account:                     $             0.00
      13. Applied to other amounts owed to
          Collateral Interest Holder:                       $             0.00
      l4. Balance:                                          $     4,346,927.33


O. Yield and Base Rate

      1.  Base Rate

          a.   Current Monthly Period              8.8553%
          b.   Prior Monthly Period                8.5844%
          c.   Second Prior Monthly Period         8.8538%

      2.  Three Month Average Base Rate                                8.7645%

      3.  Series Adjusted Portfolio Yield

          a.   Current Monthly Period               13.69%
          b.   Prior Monthly Period                 14.37%
          c.   Second Prior Monthly Period          13.14%

      4.  Three Month Average Series Adjusted Portfolio Yield           13.73%


III. Series 1997-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                        Series       Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations       Interest             Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount            1,410,378,061.40   1,000,000,000.00    410,378,061.40
Beginning Adjusted Invested Amount                            N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                N/A            70.9030%          29.0970%
Principal Allocation Percentage                               N/A            70.9030%          29.0970%
Collections of Finance Chg. Receivables             23,873,149.91      16,926,773.44      6,946,376.47
Collections of Principal Receivables               130,826,992.66      92,760,229.50     38,066,763.16
Defaulted Amount                                     7,477,137.32       5,301,512.78      2,175,624.54

Ending Invested / Transferor Amounts             1,434,098,824.39   1,000,000,000.00    434,098,824.39


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  November 15, 1999 - December 14, 1999              6.4000%            6.5500%           5.7750%
Monthly Interest Due                                 4,613,333.33         327,500.00        360,937.50      5,301,770.83
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   4,613,333.33         327,500.00        360,937.50      5,301,770.83
Investor Default Amount                              4,585,808.55         318,090.77        397,613.46      5,301,512.78
Investor Monthly Fees Due                            1,441,666.67         100,000.00        125,000.00      1,666,666.67
Investor Additional Amounts Dues
Total Due                                           10,640,808.55         745,590.77        883,550.96     12,269,950.28

Reallocated Investor Finance Charge Collections                                                            16,926,773.44
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.6878%
Base Rate                                                                                                         8.4783%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------        ----------             -----

Beginning Certificates Balance                     865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00
Interest Distributions                               4,613,333.33         327,500.00        360,937.50      5,301,770.83
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  4,613,333.33         327,500.00        360,937.50      5,301,770.83
Ending Certificates Balance                        865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.  Total amount of the distribution:                 $             5.33

      2.  Amount of the distribution in
          respect of Class A Monthly Interest:              $             5.33

      3.  Amount of the distribution in respect of
          Class A Outstanding Monthly Interest:             $             0.00

      4.  Amount of the distribution in respect of
          Class A Additional Interest:                      $             0.00

      5.  Amount of the distribution in
          respect of Class A Principal:                     $             0.00


E. Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.  Total amount of Class A Investor Charge-Offs:     $             0.00

      2.  Amount  of  Class  A  Investor  Charge-
          Offs  per  $1,000  original certificate
          principal amount:                                 $             0.00

      3.  Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                     $             0.00

      4.  Amount  reimbursed  in respect of Class
          A Investor  Charge-Offs  per $1,000
          original certificate principal amount:            $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class A Certificates  exceeds the Class
          A Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.46

      2.   Amount of the distribution in
           respect of class B monthly interest:             $             5.46

      3.   Amount of the distribution in
           respect of class B outstanding monthly
           interest:                                        $             0.00

      4.   Amount of the distribution in
           respect of class B additional interest:          $             0.00

     5.   Amount of the distribution in
          respect of class B principal:                     $             0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.  The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                       $             0.00

      2.  The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                     $             0.00

      3.  The total amount  reimbursed  in respect
          of such  reductions  in the Class B
          Invested Amount:                                  $             0.00

      4.  The  amount set forth in  paragraph  3
          above,  per  $1,000  original certificate
          principal amount:                                 $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class B Certificates  exceeds the Class B
          Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


H. Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.  Total amount distributed to the Collateral
          Interest Holder:                                  $       360,937.50

      2.  Amount distributed in respect of Collateral
          Monthly Interest:                                 $       360,937.50

      3.  Amount distributed in respect of Collateral
          Additional Interest:                              $             0.00

      4.  The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.  The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:         $             0.00

      2. The total amount reimbursed in respect of such reductions in the Collateral
          Invested Amount:                                  $             0.00


J. Application of Reallocated Investor Finance Charge Collections.

      1.  Class A Available Funds:                          $    14,641,659.03

          a.   Class A Monthly Interest:                    $     4,613,333.33
          b.   Class A Outstanding Monthly Interest:        $             0.00
          c.   Class A Additional Interest:                 $             0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal
               Collections):                                $     4,585,808.55

          e.   Excess Spread:                               $     5,442,517.14


      2.  Class B Available Funds:                          $     1,015,606.41

          a.   Class B Monthly Interest:                    $       327,500.00
          b.   Class B Outstanding Monthly Interest:        $             0.00
          c.   Class B Additional Interest:                 $             0.00
          d.   Excess Spread:                               $       668,106.41

      3.  Collateral Available Funds:                       $     1,269,508.01

          a.   Excess Spread:                               $     1,269,508.01

      4.  Total Excess Spread:                              $     7,400,131.55


K. Reallocated Principal Collections.

      1.  Principal Allocation Percentage:                            70.9030%

      2.  Series 1997-1 Allocable Principal
          Collections:                                      $   130,826,992.66

      3.  Principal Allocation Percentage of
          Series 1997-1 Allocable Principal
          Collections:                                      $    92,760,229.50

      4.  Reallocated Principal Collections
          Required to fund the Required Amount:             $             0.00

      5.  Item 3 minus item 4:                              $    92,760,229.50

      6.  Shared Principal Collections from other
          Series allocated to Series 1997-1:                               N/A

      7.  Other amounts Treated as Available Principal
          Collections:                                      $     5,301,512.78

      8.  Available Principal Collections
          (total of 5., 6. & 7.):                           $    98,061,742.28

L. Application of Available Principal Collections during Revolving Period.

      1.  Collateral Invested Amount                        $    75,000,000.00

      2.  Required Collateral Invested Amount               $    75,000,000.00

      3.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:         $             0.00

      4.  Treated as Shared Principal Collections:          $    98,061,742.28


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.  Principal Funding Account:                                      N/A

      2.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

      3.  Principal Distribution:                                         N/A

      4.  Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

      1.  Excess Spread:                                    $     7,400,131.55

      2.  Excess Finance Charge Collections:                $             0.00
      3.  Applied to fund Class A Required Amount:          $             0.00
      4.  Class A Investor Charge-Offs treated
          as Available Principal Collections:               $             0.00
      5.  Applied to fund Class B overdue Interest:         $             0.00
      6.  Applied to fund Class B Required Amount:          $       318,090.77
      7.  Reduction of Class B Invested Amount
          treated as Available Principal Collections:       $             0.00
      8.  Applied to Collateral Monthly Interest:           $       360,937.50
      9.  Applied to unpaid Monthly Servicing Fee:          $     1,666,666.67
      10. Collateral Default Amount treated as
          Available Principal Collections:                  $       397,613.46
      11. Reduction of Collateral Invested Amount
          treated as Available Principal Collections:       $             0.00
      12. Deposited to Reserve Account:                     $             0.00
      13. Applied to other amounts owed to
          Collateral Interest Holder:                       $             0.00
      l4. Balance:                                           $     4,656,823.16

O. Yield and Base Rate

      1.  Base Rate

          a.   Current Monthly Period              8.4783%
          b.   Prior Monthly Period                8.2194%
          c.   Second Prior Monthly Period         8.4767%

      2.  Three Month Average Base Rate                                8.3915%

      3.  Series Adjusted Portfolio Yield

          a.   Current Monthly Period               13.69%
          b.   Prior Monthly Period                 14.37%
          c.   Second Prior Monthly Period          13.14%

      4.  Three Month Average Series Adjusted Portfolio Yield          13.73%


IV. Series 1998-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                         Series      Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations        Interest            Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount            1,410,378,061.40   1,000,000,000.00    410,378,061.40
Beginning Adjusted Invested Amount                            N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                N/A            70.9030%          29.0970%
Principal Allocation Percentage                               N/A            70.9030%          29.0970%
Collections of Finance Chg. Receivables             23,873,149.91      16,926,773.44      6,946,376.47
Collections of Principal Receivables               130,826,992.66      92,760,229.50     38,066,763.16
Defaulted Amount                                     7,477,137.32       5,301,512.78      2,175,624.54

Ending Invested / Transferor Amounts             1,434,098,824.39   1,000,000,000.00    434,098,824.39


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  November 15, 1999 - December 14, 1999              5.4900%            5.6500%           6.0000%
Monthly Interest Due                                 3,774,375.00         376,666.67        475,000.00      4,626,041.67
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   3,774,375.00         376,666.67        475,000.00      4,626,041.67
Investor Default Amount                              4,373,748.04         424,121.02        503,643.71      5,301,512.78
Investor Monthly Fees Due                            1,375,000.00         133,333.33        158,333.33      1,666,666.67
Investor Additional Amounts Dues
Total Due                                            9,523,123.04         934,121.02      1,136,977.05     11,594,221.11

Reallocated Investor Finance Charge Collections                                                            16,926,773.44
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.6878%
Base Rate                                                                                                         7.6561%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------       -----------             -----

Beginning Certificates Balance                     825,000,000.00      80,000,000.00     95,000,000.00  1,000,000,000.00
Interest Distributions                               3,774,375.00         376,666.67        475,000.00      4,626,041.67
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  3,774,375.00         376,666.67        475,000.00      4,626,041.67
Ending Certificates Balance                        825,000,000.00      80,000,000.00     95,000,000.00  1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.  Total amount of the distribution:                 $             4.58

      2.  Amount of the distribution in
          respect of Class A Monthly Interest:              $             4.58

      3.  Amount of the distribution in respect of
          Class A Outstanding Monthly Interest:             $             0.00

      4.  Amount of the distribution in respect of
          Class A Additional Interest:                      $             0.00

      5.  Amount of the distribution in
          respect of Class A Principal:                     $             0.00


E. Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.  Total amount of Class A Investor Charge-Offs:     $             0.00

      2.  Amount  of  Class  A  Investor  Charge-
          Offs  per  $1,000  original certificate
          principal amount:                                 $             0.00

      3.  Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                     $             0.00

      4.  Amount  reimbursed  in respect of Class
          A Investor  Charge-Offs  per $1,000
          original certificate principal amount:            $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class A Certificates  exceeds the Class
          A Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.  The total amount of the distribution:             $             4.71

      2.  Amount of the distribution in
          respect of class B monthly interest:              $             4.71

      3.  Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                         $             0.00

      4.  Amount of the distribution in
          respect of class B additional interest:           $             0.00

     5.   Amount of the distribution in
          respect of class B principal:                     $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.  The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                       $             0.00

      2.  The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                     $             0.00

      3.  The total amount  reimbursed  in respect
          of such  reductions  in the Class B
          Invested Amount:                                  $             0.00

      4.  The  amount set forth in  paragraph  3
          above,  per  $1,000  original certificate
          principal amount:                                 $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class B Certificates  exceeds the Class B
          Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


H. Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.  Total amount distributed to the Collateral
          Interest Holder:                                  $       475,000.00

      2.  Amount distributed in respect of Collateral
          Monthly Interest:                                 $       475,000.00

      3.  Amount distributed in respect of Collateral
          Additional Interest:                              $             0.00

      4.  The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.  The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:        $             0.00

      2.  The total amount  reimbursed  in respect
          of such  reductions  in the Collateral
          Invested Amount:                                  $             0.00


J. Application of Reallocated Investor Finance Charge Collections.

      1.  Class A Available Funds:                          $    13,964,588.09

          a.   Class A Monthly Interest:                    $     3,774,375.00
          b.   Class A Outstanding Monthly Interest:        $             0.00
          c.   Class A Additional Interest:                 $             0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal
               Collections):                                $     4,373,748.04
          e.   Excess Spread:                               $     5,816,465.05


      2.  Class B Available Funds:                          $     1,354,141.88

          a.   Class B Monthly Interest:                    $       376,666.67
          b.   Class B Outstanding Monthly Interest:        $             0.00
          c.   Class B Additional Interest:                 $             0.00
          d.   Excess Spread:                               $       977,475.21

      3.  Collateral Available Funds:                       $     1,608,043.48

          a.   Excess Spread:                               $     1,608,043.48

      4.  Total Excess Spread:                              $     8,401,983.73


K.   Reallocated Principal Collections.

      1.  Principal Allocation Percentage:                            70.9030%

      2.  Series 1998-1 Allocable Principal
          Collections:                                     $   130,826,992.66

      3.  Principal Allocation Percentage of
          Series 1998-1 Allocable Principal
          Collections:                                     $    92,760,229.50

      4.  Reallocated Principal Collections
          Required to fund the Required Amount:            $             0.00

      5.  Item 3 minus item 4:                             $    92,760,229.50

      6.  Shared Principal Collections from other
          Series allocated to Series 1998-1:                              N/A

      7.  Other amounts Treated as Available Principal
          Collections:                                     $     5,301,512.78

      8.  Available Principal Collections
          (total of 5., 6. & 7.):                          $    98,061,742.28

L. Application of Available Principal Collections during Revolving Period.

      1.  Collateral Invested Amount                        $    95,000,000.00

      2.  Required Collateral Invested Amount               $    95,000,000.00

      3.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:         $             0.00

      4.  Treated as Shared Principal Collections:          $    98,061,742.28

M. Application of Principal Collections During Accumulation or Amortization Period.

      1.  Principal Funding Account:                                       N/A

      2.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

      3.  Principal Distribution:                                          N/A

      4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

      1.  Excess Spread:                                    $     8,401,983.73

      2.  Excess Finance Charge Collections:                $             0.00
      3.  Applied to fund Class A Required Amount:          $             0.00
      4.  Class A Investor Charge-Offs treated
          as Available Principal Collections:               $             0.00
      5.  Applied to fund Class B overdue Interest:         $             0.00
      6.  Applied to fund Class B Required Amount:          $       424,121.02
      7.  Reduction of Class B Invested Amount
          treated as Available Principal Collections:       $             0.00
      8.  Applied to Collateral Monthly Interest:           $       475,000.00
      9.  Applied to unpaid Monthly Servicing Fee:          $     1,666,666.67
      10. Collateral Default Amount treated as
          Available Principal Collections:                  $       503,643.71
      11. Reduction of Collateral Invested Amount
          treated as Available Principal Collections:       $             0.00
      12. Deposited to Reserve Account:                     $             0.00
      13. Applied to other amounts owed to
          Collateral Interest Holder:                       $             0.00
      l4. Balance:                                          $     5,332,552.33

O. Yield and Base Rate

      1.  Base Rate

          a.   Current Monthly Period              7.6561%
          b.   Prior Monthly Period                7.5971%
          c.   Second Prior Monthly Period         7.6359%

      2.  Three Month Average Base Rate                                7.6297%

      3.  Series Adjusted Portfolio Yield

          a.   Current Monthly Period               13.69%
          b.   Prior Monthly Period                 14.37%
          c.   Second Prior Monthly Period          13.14%

      4.  Three Month Average Series Adjusted Portfolio Yield           13.73%


IV. Series 1999-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                         Series      Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations       Interest             Interest
----------------------------------                    -----------    ---------------        ----------

Beginning Invested /Transferor Amount            1,410,378,061.40   1,000,000,000.00    410,378,061.40
Beginning Adjusted Invested Amount                            N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                N/A            70.9030%          29.0970%
Principal Allocation Percentage                               N/A            70.9030%          29.0970%
Collections of Finance Chg. Receivables             23,873,149.91      16,926,773.44      6,946,376.47
Collections of Principal Receivables               130,826,992.66      92,760,229.50     38,066,763.16
Defaulted Amount                                     7,477,137.32       5,301,512.78      2,175,624.54

Ending Invested / Transferor Amounts             1,434,098,824.39   1,000,000,000.00    434,098,824.39


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        -----------            -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  November 15, 1999 - December 14, 1999              5.6000%            5.8500%           6.2500%
Monthly Interest Due                                 4,036,666.67         292,500.00        390,625.00      4,719,791.67
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   4,036,666.67         292,500.00        390,625.00      4,719,791.67
Investor Default Amount                              4,585,808.55         318,090.77        397,613.46      5,301,512.78
Investor Monthly Fees Due                            1,441,666.67         100,000.00        125,000.00      1,666,666.67
Investor Additional Amounts Dues
Total Due                                           10,064,141.89         710,590.77        913,238.46     11,687,971.11

Reallocated Investor Finance Charge Collections                                                            16,926,773.44
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.6878%
Base Rate                                                                                                         7.7702%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------        ----------             -----

Beginning Certificates Balance                     865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00
Interest Distributions                               4,036,666.67         292,500.00        390,625.00      4,719,791.67
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  4,036,666.67         292,500.00        390,625.00      4,719,791.67
Ending Certificates Balance                        865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.  Total amount of the distribution:                 $             4.67

      2.  Amount of the distribution in
          respect of Class A Monthly Interest:              $             4.67

      3.  Amount of the distribution in respect of
          Class A Outstanding Monthly Interest:             $             0.00

      4.  Amount of the distribution in respect of
          Class A Additional Interest:                      $             0.00

      5.  Amount of the distribution in
          respect of Class A Principal:                     $             0.00


E. Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.  Total amount of Class A Investor Charge-Offs:     $             0.00

      2.  Amount  of  Class  A  Investor  Charge-
          Offs  per  $1,000  original certificate
          principal amount:                                 $             0.00

      3.  Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                     $             0.00

      4.  Amount  reimbursed  in respect of Class
          A Investor  Charge-Offs  per  $1,000
          original certificate principal amount:            $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class A Certificates  exceeds the Class
          A Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.  The total amount of the distribution:             $             4.88

      2.  Amount of the distribution in
          respect of class B monthly interest:              $             4.88

      3.  Amount of the distribution in respect of class B outstanding monthly
          interest:                                         $             0.00

      4.  Amount of the distribution in
          respect of class B additional interest:           $             0.00

     5.   Amount of the distribution in
          respect of class B principal:                     $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.  The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                       $             0.00

      2.  The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                     $             0.00

      3.  The total amount  reimbursed  in respect
          of such  reductions  in the  Class B
          Invested Amount:                                  $             0.00

      4.  The  amount set forth in  paragraph  3
          above,  per  $1,000  original certificate
          principal amount:                                 $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class B Certificates  exceeds the Class B
          Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


H.  Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.  Total amount distributed to the Collateral
          Interest Holder:                                  $       390,625.00

      2.  Amount distributed in respect of Collateral
          Monthly Interest:                                 $       390,625.00

      3.  Amount distributed in respect of Collateral
          Additional Interest:                              $             0.00

      4.  The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.  The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:         $             0.00

      2.  The total amount  reimbursed  in respect
          of such  reductions  in the Collateral
          Invested Amount:                                  $             0.00


J. Application of Reallocated Investor Finance Charge Collections.

      1.  Class A Available Funds:                          $    14,641,659.03

          a.   Class A Monthly Interest:                    $     4,036,666.67
          b.   Class A Outstanding Monthly Interest:        $             0.00
          c.   Class A Additional Interest:                 $             0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal
               Collections):                                $     4,585,808.55

          e.   Excess Spread:                               $     6,019,183.81


      2.  Class B Available Funds:                          $     1,015,606.41

          a.   Class B Monthly Interest:                    $       292,500.00
          b.   Class B Outstanding Monthly Interest:        $             0.00
          c.   Class B Additional Interest:                 $             0.00
          d.   Excess Spread:                               $       723,106.41

      3.  Collateral Available Funds:                       $     1,269,508.01

          a.   Excess Spread:                               $     1,269,508.01

      4.  Total Excess Spread:                              $     8,011,798.22


K.   Reallocated Principal Collections.

      1.  Principal Allocation Percentage:                            70.9030%

      2.  Series 1999-1 Allocable Principal
          Collections:                                      $   130,826,992.66

      3.  Principal Allocation Percentage of
          Series 1999-1 Allocable Principal
          Collections:                                      $    92,760,229.50

      4.  Reallocated Principal Collections
          Required to fund the Required Amount:             $             0.00

      5.  Item 3 minus item 4:                              $    92,760,229.50

      6.  Shared Principal Collections from other
          Series allocated to Series 1999-1:                               N/A

      7.  Other amounts Treated as Available Principal
          Collections:                                      $     5,301,512.78

      8.  Available Principal Collections
          (total of 5., 6. & 7.):                           $    98,061,742.28

L. Application of Available Principal Collections during Revolving Period.

      1.  Collateral Invested Amount                        $    75,000,000.00

      2.  Required Collateral Invested Amount               $    75,000,000.00

      3.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:         $             0.00

      4.  Treated as Shared Principal Collections:          $    98,061,742.28


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.  Principal Funding Account:                                       N/A

      2.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

      3.  Principal Distribution:                                          N/A

      4.  Treated as Shared Principal Collections:                         N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

      1.  Excess Spread:                                    $     8,011,798.22

      2.  Excess Finance Charge Collections:                $             0.00
      3.  Applied to fund Class A Required Amount:          $             0.00
      4.  Class A Investor Charge-Offs treated
          as Available Principal Collections:               $             0.00
      5.  Applied to fund Class B overdue Interest:         $             0.00
      6.  Applied to fund Class B Required Amount:          $       318,090.77
      7.  Reduction of Class B Invested Amount
          treated as Available Principal Collections:       $             0.00
      8.  Applied to Collateral Monthly Interest:           $       390,625.00
      9.  Applied to unpaid Monthly Servicing Fee:          $     1,666,666.67
      10. Collateral Default Amount treated as
          Available Principal Collections:                  $       397,613.46
      11. Reduction of Collateral Invested Amount
          treated as Available Principal Collections:       $             0.00
      12. Deposited to Reserve Account:                     $             0.00
      13. Applied to other amounts owed to
          Collateral Interest Holder:                       $             0.00
      l4. Balance:                                          $     5,238,802.33


O.   Yield and Base Rate

      1.  Base Rate

          a.   Current Monthly Period              7.7702%
          b.   Prior Monthly Period                7.5353%
          c.   Second Prior Monthly Period         7.7687%

      2.  Three Month Average Base Rate                                7.6914%

      3.  Series Adjusted Portfolio Yield

          a.   Current Monthly Period               13.69%
          b.   Prior Monthly Period                 14.37%
          c.   Second Prior Monthly Period          13.14%

      4.  Three Month Average Series Adjusted Portfolio Yield          13.73%



IV. Series 1999-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                        Series       Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations        Interest            Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount              705,189,030.70     500,000,000.00    205,189,030.70
Beginning Adjusted Invested Amount                            N/A     500,000,000.00               N/A
Floating Allocation Percentage                                N/A            70.9030%          29.0970%
Principal Allocation Percentage                               N/A            70.9030%          29.0970%
Collections of Finance Chg. Receivables             11,936,574.96       8,463,386.72      3,473,188.24
Collections of Principal Receivables                65,413,496.33      46,380,114.75     19,033,381.58
Defaulted Amount                                     3,738,568.66       2,650,756.39      1,087,812.27

Ending Invested / Transferor Amounts               717,049,412.19     500,000,000.00    217,049,412.19


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  November 15, 1999 - December 14, 1999             5.95000%           6.10000%          6.25000%
Monthly Interest Due                                 2,144,479.17         152,500.00        195,312.50      2,492,291.67
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   2,144,479.17         152,500.00        195,312.50      2,492,291.67
Investor Default Amount                              2,292,904.28         159,045.38        198,806.73      2,650,756.39
Investor Monthly Fees Due                              720,833.33          50,000.00         62,500.00        833,333.33
Investor Additional Amounts Dues
Total Due                                            5,158,216.78         361,545.38        456,619.23      5,976,381.39

Reallocated Investor Finance Charge Collections                                                             8,463,386.72
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.6878%
Base Rate                                                                                                         8.0924%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------        ----------             -----

Beginning Certificates Balance                     432,500,000.00      30,000,000.00     37,500,000.00    500,000,000.00
Interest Distributions                               2,144,479.17         152,500.00        195,312.50      2,492,291.67
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  2,144,479.17         152,500.00        195,312.50      2,492,291.67
Ending Certificates Balance                        432,500,000.00      30,000,000.00     37,500,000.00    500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.  Total amount of the distribution:                 $             4.96

      2.  Amount of the distribution in
          respect of Class A Monthly Interest:              $             4.96

      3.  Amount of the distribution in respect of
          Class A Outstanding Monthly Interest:             $             0.00

      4.  Amount of the distribution in respect of
          Class A Additional Interest:                      $             0.00

      5.  Amount of the distribution in
          respect of Class A Principal:                     $             0.00


E. Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.  Total amount of Class A Investor Charge-Offs:     $             0.00

      2.  Amount  of  Class  A  Investor  Charge-
          Offs  per  $1,000  original certificate
          principal amount:                                 $             0.00

      3.  Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                     $             0.00

      4.  Amount  reimbursed  in respect of Class
          A Investor  Charge-Offs  per $1,000
          original certificate principal amount:            $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class A Certificates  exceeds the Class
          A Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.  The total amount of the distribution:             $             5.08

      2.  Amount of the distribution in
          respect of class B monthly interest:              $             5.08

      3.  Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                         $             0.00

      4.  Amount of the distribution in
          respect of class B additional interest:           $             0.00

     5.   Amount of the distribution in
          respect of class B principal:                     $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.  The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                       $             0.00

      2.  The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                     $             0.00

      3.  The total amount  reimbursed  in respect
          of such  reductions  in the Class B
          Invested Amount:                                  $             0.00

      4.  The  amount set forth in  paragraph  3
          above,  per  $1,000  original certificate
          principal amount:                                 $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class B Certificates  exceeds the Class B
          Invested  Amount after  giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


H. Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.  Total amount distributed to the Collateral
          Interest Holder:                                  $       195,312.50

      2.  Amount distributed in respect of Collateral
          Monthly Interest:                                 $       195,312.50

      3.  Amount distributed in respect of Collateral
          Additional Interest:                              $             0.00

      4.  The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.  The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:         $             0.00

      2.  The total amount  reimbursed  in respect
          of such  reductions  in the Collateral
          Invested Amount:                                  $             0.00


J. Application of Reallocated Investor Finance Charge Collections.

      1.  Class A Available Funds:                          $     7,320,829.51

          a.   Class A Monthly Interest:                    $     2,144,479.17
          b.   Class A Outstanding Monthly Interest:        $             0.00
          c.   Class A Additional Interest:                 $             0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal
               Collections):                                $     2,292,904.28

          e.   Excess Spread:                               $     2,883,446.07


      2.   Class B Available Funds:                         $       507,803.20

          a.   Class B Monthly Interest:                    $       152,500.00
          b.   Class B Outstanding Monthly Interest:        $             0.00
          c.   Class B Additional Interest:                 $             0.00
          d.   Excess Spread:                               $       355,303.20

      3.  Collateral Available Funds:                       $       634,754.00

          a.   Excess Spread:                               $       634,754.00

      4.  Total Excess Spread:                              $     3,873,503.28


K. Reallocated Principal Collections.

      1.  Principal Allocation Percentage:                           70.9030%

      2.  Series 1999-2 Allocable Principal
          Collections:                                      $    65,413,496.33

      3.  Principal Allocation Percentage of
          Series 1999-2 Allocable Principal
          Collections:                                      $    46,380,114.75

      4.  Reallocated Principal Collections
          Required to fund the Required Amount:             $             0.00

      5.  Item 3 minus item 4:                              $    46,380,114.75

      6.  Shared Principal Collections from other
          Series allocated to Series 1999-2:                              N/A

      7.  Other amounts Treated as Available Principal
          Collections:                                      $     2,650,756.39

      8.  Available Principal Collections
          (total of 5., 6. & 7.):                           $    49,030,871.14

L. Application of Available Principal Collections during Revolving Period.

      1.  Collateral Invested Amount                        $    37,500,000.00

      2.  Required Collateral Invested Amount               $    37,500,000.00

      3.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:         $             0.00

      4.  Treated as Shared Principal Collections:          $    49,030,871.14


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.  Principal Funding Account:                                       N/A

      2.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

      3.  Principal Distribution:                                          N/A

      4.  Treated as Shared Principal Collections:                         N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

      1.  Excess Spread:                                    $     3,873,503.28

      2.  Excess Finance Charge Collections:                $             0.00
      3.  Applied to fund Class A Required Amount:          $             0.00
      4.  Class A Investor Charge-Offs treated
          as Available Principal Collections:               $             0.00
      5.  Applied to fund Class B overdue Interest:         $             0.00
      6.  Applied to fund Class B Required Amount:          $       159,045.38
      7.  Reduction of Class B Invested Amount
          treated as Available Principal Collections:       $             0.00
      8.  Applied to Collateral Monthly Interest:           $       195,312.50
      9.  Applied to unpaid Monthly Servicing Fee:          $       833,333.33
      10. Collateral Default Amount treated as
          Available Principal Collections:                  $       198,806.73
      11. Reduction of Collateral Invested Amount
          treated as Available Principal Collections:       $             0.00
      12. Deposited to Reserve Account:                     $             0.00
      13. Applied to other amounts owed to
          Collateral Interest Holder:                       $             0.00
      l4. Balance:                                          $     2,487,005.33

O.   Yield and Base Rate

      1.  Base Rate

          a.   Current Monthly Period              8.0924%
          b.   Prior Monthly Period                7.8471%
          c.   Second Prior Monthly Period         8.0908%

      2.  Three Month Average Base Rate                                8.0101%

      3.  Series Adjusted Portfolio Yield

          a.   Current Monthly Period               13.69%
          b.   Prior Monthly Period                 14.37%
          c.   Second Prior Monthly Period          13.14%

      4.  Three Month Average Series Adjusted Portfolio Yield           13.73%



IV. Series 1999-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                         Series      Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations       Interest             Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount            1,410,378,061.40   1,000,000,000.00    410,378,061.40
Beginning Adjusted Invested Amount                            N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                N/A            70.9030%          29.0970%
Principal Allocation Percentage                               N/A            70.9030%          29.0970%
Collections of Finance Chg. Receivables             23,873,149.91      16,926,773.44      6,946,376.47
Collections of Principal Receivables               130,826,992.66      92,760,229.50     38,066,763.16
Defaulted Amount                                     7,477,137.32       5,301,512.78      2,175,624.54

Ending Invested / Transferor Amounts             1,434,098,824.39   1,000,000,000.00    434,098,824.39


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  November 15, 1999 - December 14, 1999             5.54000%           5.74000%          6.25000%
Monthly Interest Due                                 3,808,750.00         382,666.67        494,791.67      4,686,208.33
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   3,808,750.00         382,666.67        494,791.67      4,686,208.33
Investor Default Amount                              4,373,748.04         424,121.02        503,643.71      5,301,512.78
Investor Monthly Fees Due                            1,375,000.00         133,333.33        158,333.33      1,666,666.67
Investor Additional Amounts Dues
Total Due                                            9,557,498.04         940,121.02      1,156,768.71     11,654,387.78

Reallocated Investor Finance Charge Collections                                                            16,926,773.44
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.6878%
Base Rate                                                                                                         7.7293%


                                                                                           Collateral
C. Certificates - Balances and Distributions              Class A            Class B        Interest               Total
--------------------------------------------              -------            -------       ----------              -----

Beginning Certificates Balance                     825,000,000.00      80,000,000.00     95,000,000.00  1,000,000,000.00
Interest Distributions                               3,808,750.00         382,666.67        494,791.67      4,686,208.33
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  3,808,750.00         382,666.67        494,791.67      4,686,208.33
Ending Certificates Balance                        825,000,000.00      80,000,000.00     95,000,000.00  1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.  Total amount of the distribution:                 $             4.62

      2.  Amount of the distribution in
          respect of Class A Monthly Interest:              $             4.62

      3.  Amount of the distribution in respect of
          Class A Outstanding Monthly Interest:             $             0.00

      4.  Amount of the distribution in respect of
          Class A Additional Interest:                      $             0.00

      5.  Amount of the distribution in
          respect of Class A Principal:                     $             0.00


E. Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.  Total amount of Class A Investor Charge-Offs:     $             0.00

      2.  Amount  of  Class  A  Investor   Charge-
          Offs   per  $1,000  original certificate
          principal amount:                                 $             0.00

      3.  Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                     $             0.00

      4.  Amount  reimbursed  in respect of Class
          A Investor  Charge-Offs  per $1,000
          original certificate principal amount:            $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class A Certificates  exceeds the Class
          A Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.  The total amount of the distribution:             $             4.78

      2.  Amount of the distribution in
          respect of class B monthly interest:              $             4.78

      3.  Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                         $             0.00

      4.  Amount of the distribution in
          respect of class B additional interest:           $             0.00

     5.   Amount of the distribution in
          respect of class B principal:                     $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.  The amount of reductions in Class B
          invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                       $             0.00

      2.  The amount of reductions in the Class
          B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                     $             0.00

      3.  The total amount  reimbursed  in respect
          of such  reductions  in the Class B
          Invested Amount:                                  $             0.00

      4.  The  amount set forth in  paragraph  3
          above,  per  $1,000  original certificate
          principal amount:                                 $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class B Certificates  exceeds the Class B
          Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


H. Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.  Total amount distributed to the Collateral
          Interest Holder:                                  $       494,791.67

      2.  Amount distributed in respect of Collateral
          Monthly Interest:                                 $       494,791.67

      3.  Amount distributed in respect of Collateral
          Additional Interest:                              $             0.00

      4.  The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.  The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:       $             0.00

      2.  The total amount  reimbursed  in respect
          of such  reductions  in the Collateral
          Invested Amount:                                  $             0.00


J. Application of Reallocated Investor Finance Charge Collections.

      1.  Class A Available Funds:                          $    13,964,588.09

          a.   Class A Monthly Interest:                    $     3,808,750.00
          b.   Class A Outstanding Monthly Interest:        $             0.00
          c.   Class A Additional Interest:                 $             0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal
               Collections):                                $     4,373,748.04

          e.   Excess Spread:                               $     5,782,090.05


      2.  Class B Available Funds:                          $     1,354,141.88

          a.   Class B Monthly Interest:                    $       382,666.67
          b.   Class B Outstanding Monthly Interest:        $             0.00
          c.   Class B Additional Interest:                 $             0.00
          d.   Excess Spread:                               $       971,475.21

      3.  Collateral Available Funds:                       $     1,608,043.48

          a.   Excess Spread:                               $     1,608,043.48

      4.  Total Excess Spread:                              $     8,361,608.73


K. Reallocated Principal Collections.

      1.  Principal Allocation Percentage:                            70.9030%

      2.  Series 1999-3 Allocable Principal
          Collections:                                      $   130,826,992.66

      3.  Principal Allocation Percentage of
          Series 1999-3 Allocable Principal
          Collections:                                      $    92,760,229.50

      4.  Reallocated Principal Collections
          Required to fund the Required Amount:             $             0.00

      5.  Item 3 minus item 4:                              $    92,760,229.50

      6.  Shared Principal Collections from other
          Series allocated to Series 1999-3:                              N/A

      7.  Other amounts Treated as Available Principal
          Collections:                                      $     5,301,512.78

      8.  Available Principal Collections
          (total of 5., 6. & 7.):                           $    98,061,742.28

L. Application of Available Principal Collections during Revolving Period.

      1.  Collateral Invested Amount                        $    95,000,000.00

      2.  Required Collateral Invested Amount               $    95,000,000.00

      3.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:         $             0.00

      4.  Treated as Shared Principal Collections:          $    98,061,742.28

M. Application of Principal Collections During Accumulation or Amortization Period.

      1.  Principal Funding Account:                                       N/A

      2.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

      3.  Principal Distribution:                                          N/A

      4.  Treated as Shared Principal Collections:                         N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

      1.  Excess Spread:                                    $     8,361,608.73

      2.  Excess Finance Charge Collections:                $             0.00
      3.  Applied to fund Class A Required Amount:          $             0.00
      4.  Class A Investor Charge-Offs treated
          as Available Principal Collections:               $             0.00
      5.  Applied to fund Class B overdue Interest:         $             0.00
      6.  Applied to fund Class B Required Amount:          $       421,121.02
      7.  Reduction of Class B Invested Amount
          treated as Available Principal Collections:       $             0.00
      8.  Applied to Collateral Monthly Interest:           $       494,791.67
      9.  Applied to unpaid Monthly Servicing Fee:          $     1,666,666.67
      10. Collateral Default Amount treated as
          Available Principal Collections:                  $       503,643.71
      11. Reduction of Collateral Invested Amount
          treated as Available Principal Collections:       $             0.00
      12. Deposited to Reserve Account:                     $             0.00
      13. Applied to other amounts owed to
          Collateral Interest Holder:                       $             0.00
      l4. Balance:                                          $     5,272,385.66


O. Yield and Base Rate

      1.  Base Rate

          a.   Current Monthly Period              7.7293%
          b.   Prior Monthly Period                7.6703%
          c.   Second Prior Monthly Period         7.7091%

      2.  Three Month Average Base Rate                                7.7029%

      3.  Series Adjusted Portfolio Yield

          a.   Current Monthly Period               13.69%
          b.   Prior Monthly Period                 14.37%
          c.   Second Prior Monthly Period          13.14%

      4.  Three Month Average Series Adjusted Portfolio Yield           13.73%


IV. Series 1999-4 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                        Series        Total  Investor      Transferors
A. Investor/Transferor Allocations                    Allocations        Interest            Interest
----------------------------------                    -----------     ---------------      -----------

Beginning Invested /Transferor Amount              705,189,030.70     500,000,000.00    205,189,030.70
Beginning Adjusted Invested Amount                            N/A     500,000,000.00               N/A
Floating Allocation Percentage                                N/A            70.9030%          29.0970%
Principal Allocation Percentage                               N/A            70.9030%          29.0970%
Collections of Finance Chg. Receivables             11,936,574.96       8,463,386.72      3,473,188.24
Collections of Principal Receivables                65,413,496.33      46,380,114.75     19,033,381.58
Defaulted Amount                                     3,738,568.66       2,650,756.39      1,087,812.27

Ending Invested / Transferor Amounts               717,049,412.19     500,000,000.00    217,049,412.19


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  November 15, 1999 - December 14, 1999             5.57000%           5.82000%          6.20000%
Monthly Interest Due                                 1,914,687.50         194,000.00        245,416.67      2,354,104.17
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   1,914,687.50         194,000.00        245,416.67      2,354,104.17
Investor Default Amount                              2,186,874.02         212,060.51        251,821.86      2,650,756.39
Investor Monthly Fees Due                              687,500.00          66,666.67         79,166.67        833,333.33
Investor Additional Amounts Dues
Total Due                                            4,789,061.52         472,727.18        576,405.19      5,838,193.89

Reallocated Investor Finance Charge Collections                                                             8,463,386.72
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.6878%
Base Rate                                                                                                         7.7561%


                                                                                           Collateral
C. Certificates - Balances and Distributions              Class A            Class B        Interest               Total
--------------------------------------------              -------            -------       ----------              -----

Beginning Certificates Balance                     412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                               1,914,687.50         194,000.00        245,416.67      2,354,104.17
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  1,914,687.50         194,000.00        245,416.67      2,354,104.17
Ending Certificates Balance                        412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.  Total amount of the distribution:                 $             4.64

      2.  Amount of the distribution in
          respect of Class A Monthly Interest:              $             4.64

      3.  Amount of the distribution in respect of
          Class A Outstanding Monthly Interest:             $             0.00

      4.  Amount of the distribution in respect of
          Class A Additional Interest:                      $             0.00

      5.  Amount of the distribution in
          respect of Class A Principal:                     $             0.00


E. Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.  Total amount of Class A Investor Charge-Offs:     $             0.00

      2.  Amount  of  Class  A  Investor   Charge-
          Offs   per  $1,000  original certificate
          principal amount:                                 $             0.00

      3.  Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                     $             0.00

      4.  Amount  reimbursed  in respect of Class
          A Investor  Charge-Offs  per $1,000
          original certificate principal amount:            $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class A Certificates  exceeds the Class
          A Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.  The total amount of the distribution:             $             4.85

      2.  Amount of the distribution in
          respect of class B monthly interest:              $             4.85

      3.  Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                         $             0.00

      4.  Amount of the distribution in
          respect of class B additional interest:           $             0.00

     5.   Amount of the distribution in
          respect of class B principal:                     $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.  The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                       $             0.00

      2.  The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                     $             0.00

      3.  The total amount  reimbursed  in respect
          of such  reductions  in the Class B
          Invested Amount:                                  $             0.00

      4.  The  amount set forth in  paragraph  3
          above,  per  $1,000  original certificate
          principal amount:                                 $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class B Certificates  exceeds the Class B
          Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


H. Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.  Total amount distributed to the Collateral
          Interest Holder:                                  $       245,416.67

      2.  Amount distributed in respect of Collateral
          Monthly Interest:                                 $       245,416.67

      3.  Amount distributed in respect of Collateral
          Additional Interest:                              $             0.00

      4.  The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.  The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:       $             0.00

      2.  The total amount  reimbursed  in respect
          of such  reductions  in the Collateral
          Invested Amount:                                  $             0.00


J. Application of Reallocated Investor Finance Charge Collections.

      1.  Class A Available Funds:                          $     6,982,294.04

          a.   Class A Monthly Interest:                    $     1,914,687.50
          b.   Class A Outstanding Monthly Interest:        $             0.00
          c.   Class A Additional Interest:                 $             0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal
               Collections):                                $     2,186,874.02

          e.   Excess Spread:                               $     2,880,732.52


      2.  Class B Available Funds:                          $       677,070.94

          a.   Class B Monthly Interest:                    $       194,000.00
          b.   Class B Outstanding Monthly Interest:        $             0.00
          c.   Class B Additional Interest:                 $             0.00
          d.   Excess Spread:                               $       483,070.94

      3.  Collateral Available Funds:                       $       804,021.74

          a.   Excess Spread:                               $       804,021.74

      4.  Total Excess Spread:                              $     4,167,825.20


K. Reallocated Principal Collections.

      1.  Principal Allocation Percentage:                            70.9030%

      2.  Series 1999-4 Allocable Principal
          Collections:                                      $    65,413,496.33

      3.  Principal Allocation Percentage of
          Series 1999-4 Allocable Principal
          Collections:                                      $    46,380,114.75

      4.  Reallocated Principal Collections
          Required to fund the Required Amount:             $             0.00

      5.  Item 3 minus item 4:                              $    46,380,114.75

      6.  Shared Principal Collections from other
          Series allocated to Series 1999-4:                              N/A

      7.  Other amounts Treated as Available Principal
          Collections:                                      $     2,650,756.39

      8.  Available Principal Collections
          (total of 5., 6. & 7.):                           $    49,030,871.14

L. Application of Available Principal Collections during Revolving Period.

      1.  Collateral Invested Amount                        $    47,500,000.00

      2.  Required Collateral Invested Amount               $    47,500,000.00

      3.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:         $             0.00

      4.  Treated as Shared Principal Collections:          $    49,030,871.14


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.  Principal Funding Account:                                       N/A

      2.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

      3.  Principal Distribution:                                          N/A

      4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

      1.  Excess Spread:                                    $     4,167,825.20

      2.  Excess Finance Charge Collections:                $             0.00
      3.  Applied to fund Class A Required Amount:          $             0.00
      4.  Class A Investor Charge-Offs treated
          as Available Principal Collections:               $             0.00
      5.  Applied to fund Class B overdue Interest:         $             0.00
      6.  Applied to fund Class B Required Amount:          $       212,060.51
      7.  Reduction of Class B Invested Amount
          treated as Available Principal Collections:       $             0.00
      8.  Applied to Collateral Monthly Interest:           $       245,416.67
      9.  Applied to unpaid Monthly Servicing Fee:          $       833,333.33
      10. Collateral Default Amount treated as
          Available Principal Collections:                  $       251,821.86
      11. Reduction of Collateral Invested Amount
          treated as Available Principal Collections:       $             0.00
      12. Deposited to Reserve Account:                     $             0.00
      13. Applied to other amounts owed to
          Collateral Interest Holder:                       $             0.00
      l4  Balance:                                           $     2,625,192.83


O.   Yield and Base Rate

      1.  Base Rate

          a.   Current Monthly Period              7.7561%
          b.   Prior Monthly Period                7.6970%
          c.   Second Prior Monthly Period         7.7358%

      2.  Three Month Average Base Rate                                7.7296%

      3.  Series Adjusted Portfolio Yield

          a.   Current Monthly Period               13.69%
          b.   Prior Monthly Period                 14.37%
          c.   Second Prior Monthly Period          13.14%

      4.  Three Month Average Series Adjusted Portfolio Yield           13.73%


IV. Series 1999-5 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                         Series      Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations       Interest             Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount              705,189,030.70     500,000,000.00    205,189,030.70
Beginning Adjusted Invested Amount                            N/A     500,000,000.00               N/A
Floating Allocation Percentage                                N/A            70.9030%          29.0970%
Principal Allocation Percentage                               N/A            70.9030%          29.0970%
Collections of Finance Chg. Receivables             11,936,574.96       8,463,386.72      3,473,188.24
Collections of Principal Receivables                65,413,496.33      46,380,114.75     19,033,381.58
Defaulted Amount                                     3,738,568.66       2,650,756.39      1,087,812.27

Ending Invested / Transferor Amounts               717,049,412.19     500,000,000.00    217,049,412.19


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  November 15, 1999 - December 14, 1999             5.64000%           5.88000%          6.30000%
Monthly Interest Due                                 1,938,750.00         196,000.00        249,375.00      2,384,125.00
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   1,938,750.00         196,000.00        249,375.00      2,384,125.00
Investor Default Amount                              2,186,874.02         212,060.51        251,821.86      2,650,756.39
Investor Monthly Fees Due                              687,500.00          66,666.67         79,166.67        833,333.33
Investor Additional Amounts Dues
Total Due                                            4,813,124.02         474,727.18        580,363.52      5,868,214.72

Reallocated Investor Finance Charge Collections                                                             8,463,386.72
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.6878%
Base Rate                                                                                                         7.8291%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------       -----------             -----

Beginning Certificates Balance                     412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                               1,938,750.00         196,000.00        249,375.00      2,384,125.00
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  1,938,750.00         196,000.00        249,375.00      2,384,125.00
Ending Certificates Balance                        412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.  Total amount of the distribution:                 $             4.70

      2.  Amount of the distribution in
          respect of Class A Monthly Interest:              $             4.70

      3.  Amount of the distribution in respect of
          Class A Outstanding Monthly Interest:             $             0.00

      4.  Amount of the distribution in respect of
          Class A Additional Interest:                      $             0.00

      5.  Amount of the distribution in
          respect of Class A Principal:                     $             0.00


E. Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.  Total amount of Class A Investor Charge-Offs:     $             0.00

      2.  Amount  of  Class  A  Investor   Charge-
          Offs   per  $1,000  original certificate
          principal amount:                                 $             0.00

      3.  Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                     $             0.00

      4.  Amount  reimbursed  in respect of Class
          A Investor  Charge-Offs  per $1,000
          original certificate principal amount:            $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class A Certificates  exceeds the Class
          A Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.  The total amount of the distribution:             $             4.90

      2.  Amount of the distribution in
          respect of class B monthly interest:              $             4.90

      3.  Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                         $             0.00

      4.  Amount of the distribution in
          respect of class B additional interest:           $             0.00

     5.   Amount of the distribution in
          respect of class B principal:                     $             0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.  The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                       $             0.00

      2.  The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                     $             0.00

      3.  The total amount  reimbursed  in respect
          of such  reductions  in the Class B
          Invested Amount:                                  $             0.00

      4.  The  amount set forth in  paragraph  3
          above,  per  $1,000  original certificate
          principal amount:                                 $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class B Certificates  exceeds the Class B
          Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


H.  Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.  Total amount distributed to the Collateral
          Interest Holder:                                  $       249,375.00

      2.  Amount distributed in respect of Collateral
          Monthly Interest:                                 $       249,375.00

      3.  Amount distributed in respect of Collateral
          Additional Interest:                              $             0.00

      4.  The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.  The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:         $             0.00

      2.  The total amount  reimbursed  in respect
          of such  reductions  in the Collateral
          Invested Amount:                                  $             0.00


J. Application of Reallocated Investor Finance Charge Collections.

      1.  Class A Available Funds:                          $     6,982,294.04

          a.   Class A Monthly Interest:                    $     1,938,750.00
          b.   Class A Outstanding Monthly Interest:        $             0.00
          c.   Class A Additional Interest:                 $             0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal
               Collections):                                $     2,186,874.02

          e.   Excess Spread:                               $     2,856,670.02


      2.  Class B Available Funds:                          $       677,070.94

          a.   Class B Monthly Interest:                    $       196,000.00
          b.   Class B Outstanding Monthly Interest:        $             0.00
          c.   Class B Additional Interest:                 $             0.00
          d.   Excess Spread:                               $       481,070.94

      3.  Collateral Available Funds:                       $       804,021.74

          a.   Excess Spread:                               $       804,021.74

      4.  Total Excess Spread:                              $     4,141,762.70


K. Reallocated Principal Collections.

      1.  Principal Allocation Percentage:                            70.9030%

      2.  Series 1999-5 Allocable Principal
          Collections:                                      $    65,413,496.33

      3.  Principal Allocation Percentage of
          Series 1999-5 Allocable Principal
          Collections:                                      $    46,380,114.75

      4.  Reallocated Principal Collections
          Required to fund the Required Amount:             $             0.00

      5.  Item 3 minus item 4:                              $    46,380,114.75

      6.  Shared Principal Collections from other
          Series allocated to Series 1999-5:                               N/A

      7.  Other amounts Treated as Available Principal
          Collections:                                      $     2,650,756.39

      8.  Available Principal Collections
          (total of 5., 6. & 7.):                           $    49,030,871.14

L. Application of Available Principal Collections during Revolving Period.

      1.  Collateral Invested Amount                        $    47,500,000.00

      2.  Required Collateral Invested Amount               $    47,500,000.00

      3.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:         $             0.00

      4. Treated as Shared Principal Collections:           $    49,030,871.14


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.  Principal Funding Account:                                       N/A

      2.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

      3.  Principal Distribution:                                          N/A

      4.  Treated as Shared Principal Collections:                         N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

      1.  Excess Spread:                                    $     4,141,762.70

      2.  Excess Finance Charge Collections:                $             0.00
      3.  Applied to fund Class A Required Amount:          $             0.00
      4.  Class A Investor Charge-Offs treated
          as Available Principal Collections:               $             0.00
      5.  Applied to fund Class B overdue Interest:         $             0.00
      6.  Applied to fund Class B Required Amount:          $       212,060.51
      7.  Reduction of Class B Invested Amount
          treated as Available Principal Collections:       $             0.00
      8.  Applied to Collateral Monthly Interest:           $       249,375.00
      9.  Applied to unpaid Monthly Servicing Fee:          $       833,333.33
      10. Collateral Default Amount treated as
          Available Principal Collections:                  $       251,821.86
      11. Reduction of Collateral Invested Amount
          treated as Available Principal Collections:       $             0.00
      12. Deposited to Reserve Account:                     $             0.00
      13. Applied to other amounts owed to
          Collateral Interest Holder:                       $             0.00
      l4. Balance:                                          $     2,595,172.00


O.   Yield and Base Rate

      1.  Base Rate

          a.   Current Monthly Period              7.8291%
          b.   Prior Monthly Period                7.7701%
          c.   Second Prior Monthly Period         7.8089%

      2.  Three Month Average Base Rate                                7.8027%

      3.  Series Adjusted Portfolio Yield

          a.   Current Monthly Period               13.69%
          b.   Prior Monthly Period                 14.37%
          c.   Second Prior Monthly Period          13.14%

      4.  Three Month Average Series Adjusted Portfolio Yield           13.73%


IV. Series 1999-6 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                        Series       Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations       Interest             Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount              705,189,030.70     500,000,000.00    205,189,030.70
Beginning Adjusted Invested Amount                            N/A     500,000,000.00               N/A
Floating Allocation Percentage                                N/A            70.9030%          29.0970%
Principal Allocation Percentage                               N/A            70.9030%          29.0970%
Collections of Finance Chg. Receivables             11,936,574.96       8,463,386.72      3,473,188.24
Collections of Principal Receivables                65,413,496.33      46,380,114.75     19,033,381.58
Defaulted Amount                                     3,738,568.66       2,650,756.39      1,087,812.27

Ending Invested / Transferor Amounts               717,049,412.19     500,000,000.00    217,049,412.19


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  November 15, 1999 - December 14, 1999             5.60000%           5.83000%          6.30000%
Monthly Interest Due                                 1,925,000.00         194,333.33        249,375.00      2,368,708.33
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   1,925,000.00         194,333.33        249,375.00      2,368,708.33
Investor Default Amount                              2,186,874.02         212,060.51        251,821.86      2,650,756.39
Investor Monthly Fees Due                              687,500.00          66,666.67         79,166.67        833,333.33
Investor Additional Amounts Dues
Total Due                                            4,799,374.02         473,060.51        580,363.52      5,852,798.06

Reallocated Investor Finance Charge Collections                                                             8,463,386.72
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.6878%
Base Rate                                                                                                         7.7916%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------        ----------             -----

Beginning Certificates Balance                     412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                               1,925,000.00         194,333.33        249,375.00      2,368,708.33
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  1,925,000.00         194,333.33        249,375.00      2,368,708.33
Ending Certificates Balance                        412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.  Total amount of the distribution:                 $             4.67

      2.  Amount of the distribution in
          respect of Class A Monthly Interest:              $             4.67

      3.  Amount of the distribution in respect of
          Class A Outstanding Monthly Interest:             $             0.00

      4.  Amount of the distribution in respect of
          Class A Additional Interest:                      $             0.00

      5.  Amount of the distribution in
          respect of Class A Principal:                     $             0.00


E. Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.  Total amount of Class A Investor Charge-Offs:     $             0.00

      2.  Amount  of  Class  A  Investor   Charge-
          Offs   per  $1,000   original certificate
          principal amount:                                 $             0.00

      3.  Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                     $             0.00

      4.  Amount  reimbursed  in respect of Class
          A Investor  Charge-Offs  per $1,000
          original certificate principal amount:            $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class A Certificates  exceeds the Class
          A Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.  The total amount of the distribution:             $             4.86

      2.  Amount of the distribution in
          respect of class B monthly interest:              $             4.86

      3.  Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                         $             0.00

      4.  Amount of the distribution in
          respect of class B additional interest:           $             0.00

     5.   Amount of the distribution in
          respect of class B principal:                     $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.  The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                       $             0.00

      2.  The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                     $             0.00

      3.  The total amount  reimbursed  in respect
          of such  reductions  in the Class B
          Invested Amount:                                  $             0.00

      4.  The  amount set forth in  paragraph  3
          above,  per  $1,000  original certificate
          principal amount:                                 $             0.00

      5.  The amount,  if any, by which the
          outstanding  principal  balance of the
          Class B Certificates  exceeds the Class B
          Invested  Amount after giving effect to
          all transactions on such Distribution
          Date:                                             $             0.00


H. Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.  Total amount distributed to the Collateral
          Interest Holder:                                  $       249,375.00

      2.  Amount distributed in respect of Collateral
          Monthly Interest:                                 $       249,375.00

      3.  Amount distributed in respect of Collateral
          Additional Interest:                              $             0.00

      4.  The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.  The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:         $             0.00

      2.  The total amount  reimbursed  in respect
          of such  reductions  in the Collateral
          Invested Amount:                                  $             0.00


J. Application of Reallocated Investor Finance Charge Collections.

      1.  Class A Available Funds:                          $     6,982,294.04

          a.   Class A Monthly Interest:                    $     1,925,000.00
          b.   Class A Outstanding Monthly Interest:        $             0.00
          c.   Class A Additional Interest:                 $             0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal
               Collections):                                $     2,186,874.02

          e.   Excess Spread:                               $     2,870,420.02


      2.  Class B Available Funds:                          $       677,070.94

          a.   Class B Monthly Interest:                    $       194,333.33
          b.   Class B Outstanding Monthly Interest:        $             0.00
          c.   Class B Additional Interest:                 $             0.00
          d.   Excess Spread:                               $       482,737.60

      3.  Collateral Available Funds:                       $       804,021.74

          a.   Excess Spread:                               $       804,021.74

      4.  Total Excess Spread:                              $     4,157,179.37


K. Reallocated Principal Collections.

      1.  Principal Allocation Percentage:                            70.9030%

      2.  Series 1999-6 Allocable Principal
          Collections:                                      $    65,413,496.33

      3.  Principal Allocation Percentage of
          Series 1999-6 Allocable Principal
          Collections:                                      $    46,380,114.75

      4.  Reallocated Principal Collections
          Required to fund the Required Amount:             $             0.00

      5.  Item 3 minus item 4:                              $    46,380,114.75

      6.  Shared Principal Collections from other
          Series allocated to Series 1999-6:                               N/A

      7.  Other amounts Treated as Available Principal
          Collections:                                      $     2,650,756.39

      8.  Available Principal Collections
          (total of 5., 6. & 7.):                           $    49,030,871.14

L.  Application of Available Principal Collections during Revolving Period.

      1.  Collateral Invested Amount                        $    47,500,000.00

      2.  Required Collateral Invested Amount               $    47,500,000.00

      3.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:         $             0.00

      4.  Treated as Shared Principal Collections:          $    49,030,871.14

M. Application of Principal Collections During Accumulation or Amortization Period.

      1.  Principal Funding Account:                                       N/A

      2.  Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

      3.  Principal Distribution:                                          N/A

      4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

      1.  Excess Spread:                                    $     4,157,179.37

      2.  Excess Finance Charge Collections:                $             0.00
      3.  Applied to fund Class A Required Amount:          $             0.00
      4.  Class A Investor Charge-Offs treated
          as Available Principal Collections:               $             0.00
      5.  Applied to fund Class B overdue Interest:         $             0.00
      6.  Applied to fund Class B Required Amount:          $       212,060.51
      7.  Reduction of Class B Invested Amount
          treated as Available Principal Collections:       $             0.00
      8.  Applied to Collateral Monthly Interest:           $       249,375.00
      9.  Applied to unpaid Monthly Servicing Fee:          $       833,333.33
      10. Collateral Default Amount treated as
          Available Principal Collections:                  $       251,821.86
      11. Reduction of Collateral Invested Amount
          treated as Available Principal Collections:       $             0.00
      12. Deposited to Reserve Account:                     $             0.00
      13. Applied to other amounts owed to
          Collateral Interest Holder:                       $             0.00
      l4. Balance:                                          $     2,610,588.66

O.   Yield and Base Rate

      1.   Base Rate

          a.   Current Monthly Period              7.7916%
          b.   Prior Monthly Period                7.7326%
          c.   Second Prior Monthly Period         7.8413%

      2.  Three Month Average Base Rate                                7.7885%

      3.  Series Adjusted Portfolio Yield

          a.   Current Monthly Period               13.69%
          b.   Prior Monthly Period                 14.37%
          c.   Second Prior Monthly Period          13.14%

      4.  Three Month Average Series Adjusted Portfolio Yield            13.73%